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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  -----------

Date of Report (Date of earliest event reported) June 7, 1996
                                                 -------------

                                VIRAGEN, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-10252                 59-2101668
- --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      or incorporation)                  Number)             Identification No.)


                 2343 West 76th Street, Hialeah, Florida 33016
                 ---------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (305) 557-6000
                                                   --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (b)   Pro Forma Financial Information
























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                                                                      Item 7(b)


                        VIRAGEN, INC. AND SUBSIDIARIES

                PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                MARCH 31, 1996
                                 (UNAUDITED)

                                                                         ACTUAL         ADJUSTMENTS       PRO FORMA
                                                                         ------         -----------       ---------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents.........................................     $ 5,443,356    $14,597,922(a)    $20,041,278
  Accounts and notes receivable, less allowance of $11,668
   at March 31, 1996................................................          36,582                           36,582
  Prepaid expenses..................................................          57,709                           57,709
  Other current assets..............................................           8,014                            8,014
                                                                         -----------    -----------       -----------
     TOTAL CURRENT ASSETS...........................................       5,545,661     14,597,922        20,143,583

PROPERTY, PLANT AND EQUIPMENT
  Land, building and improvements...................................       1,193,875                        1,193,875
  Equipment and furniture...........................................       1,586,728                        1,586,728
                                                                         -----------    -----------       -----------
                                                                           2,780,603                        2,780,603
  Less accumulated depreciation.....................................      (1,660,910)                      (1,660,910)
                                                                         -----------    -----------       -----------
                                                                           1,119,693                        1,119,693

DEPOSITS AND OTHER ASSETS...........................................          13,858                           13,858
                                                                         -----------    -----------       -----------
                                                                         $ 6,679,212    $14,597,922       $21,277,134
                                                                         ===========    ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable..................................................     $    54,916    $                 $    54,916
  Accrued expenses and other liabilities............................         315,148                          315,148
  Current portion of Long Term debt.................................         707,915                          707,915
                                                                         -----------    -----------       -----------
     TOTAL CURRENT LIABILITIES......................................       1,077,979                        1,077,979

ROYALTIES PAYABLE...................................................         107,866                          107,866
LONG-TERM DEBT, less current portion................................         110,034                          110,034
OTHER LONG-TERM DEBT, less current portion..........................          10,173                           10,173

MINORITY INTEREST...................................................       1,534,653                        1,534,653

STOCKHOLDERS' EQUITY
  Convertible 10% Series A cumulative preferred stock, $1.00 par value. Authorized 375,000 shares; issued and outstanding
   3,450 shares. Liquidation preference value: $10 per share,
   aggregating $34,500..............................................           3,450                            3,450
  Convertible 5% Series B cumulative preferred stock, $1.00 par value. Authorized 15,000 shares; issued and outstanding
   15,000 shares....................................................                         15,000(b)         15,000
  Common Stock, $.01 par value. Authorized 50,000,000 shares;
   issued and outstanding 36,947,182 at March 31, 1996..............         369,472                          369,472
  Capital in excess of par value....................................      23,972,901     14,071,000(c)     38,043,901
  Deficit...........................................................     (20,201,116)       511,922(d)    (19,689,194)
  Foreign currency translation adjustment...........................         (16,200)                         (16,200)
  Notes due from officers...........................................        (290,000)                        (290,000)
                                                                         -----------    -----------       -----------
     TOTAL STOCKHOLDERS' EQUITY.....................................       3,838,507     14,597,922        18,436,429
                                                                         -----------    -----------       -----------
                                                                         $ 6,679,212    $14,597,922       $21,277,134
                                                                         ===========    ===========       ===========

(a) $15 million (cash proceeds) less $914,000 (issuance costs) plus interest earned.
(b)  15,000 shares at $1 par value.
(c)  $15 million less $15,000 (par value) and $914,000 (issuance costs).
(d)  Interest earned on $14 million (see (e) below).




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                       VIRAGEN, INC. AND SUBSIDIARIES

          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                 FOR THE NINE MONTHS ENDED MARCH 31, 1996
                               (UNAUDITED)


                                                                ACTUAL                  ADJUSTMENTS                PRO FORMA
                                                                ------                  -----------                ---------
INCOME
  Revenues.................................................   $   229,967                 $                       $   229,967
  Interest and other income................................        74,918                  511,922 (e)                586,840
                                                              -----------                 --------                -----------
                                                                  304,885                  511,922                    816,807

COSTS AND EXPENSES
  Cost of goods sold.......................................       178,369                                             178,369
  Depreciation and amortization............................       150,127                                             150,127
  Research and development costs...........................       858,503                                             858,503
  Selling general and administrative expenses..............     1,959,873                                           1,959,873
  Directors and officers options granted...................       183,144                                             183,144
  Interest expense.........................................        71,811                                              71,811
                                                              -----------                 --------                -----------
                                                                3,401,827                                           3,401,827
                                                              -----------                 --------                -----------

Loss before minority interest..............................    (3,096,942)                 511,922                 (2,585,020)
Minority interest in loss of consolidated subsidiaries.....        (6,427)                                             (6,427)
                                                              -----------                 --------                -----------

NET LOSS...................................................    (3,090,515)                 511,922                 (2,578,593)
Deduct required dividends on convertible Preferred Stock...         2,588                  562,500                    565,088
                                                              -----------                 --------                -----------

LOSS ATTRIBUTABLE TO COMMON STOCK..........................   $(3,093,103)                $(50,578)               $(3,143,681)
                                                              ===========                 ========                ===========

LOSS PER COMMON SHARE, after deduction for required
 dividends on convertible preferred stock..................   $     (0.09)                $                       $     (0.09)
                                                              ===========                 ========                ===========
Weighted average shares outstanding........................    35,813,679                                          35,813,679
                                                              ===========                 ========                ===========

(e) Estimated interest earned on $14 million over 9 months




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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Viragen, Inc.


                                          By: /s/ Dennis W. Healey
                                             ----------------------------
                                             Dennis W. Healey
                                             Executive Vice President
                                             Chief Financial Officer

DATED:  July 11, 1996






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